Events After the Balance Sheet Date	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Events After Reporting Period [Abstract]
Events after balance sheet date

9. Events after the Reporting Period

Subsequent to September 30, 2018, certain holders of Series A warrant issued in the July 2018 Registered Offering exercised their warrant shares to purchase 2,904,518 common shares of the Company for a total amount of CHF 1,132,762.02 and certain holders of Series B warrant issued in the July 2018 Registered Offering exercised warrant shares to purchase 2,864,422 common shares for a total amount of CHF 1,117,124.58.

As of November 15, 2018, the Company’s issued fully paid-in share capital consists of CHF 611,700.90, divided into 30,585,045 common shares with a nominal value of CHF 0.02 each.

As of November 15, 2018, the Company has issued an aggregate of 750,000 common shares for aggregate proceeds of  $488,075 to LPC pursuant to the Commitment Purchase Agreement.

26. Events after the balance sheet date

Interference Proceedings

On July 20, 2015, the USPTO declared Patent Interference No. 106,030 involving our issued U.S. patent No. 9,066,865 (the “‘865 Patent”) and Otonomy’s U.S. patent application No. 13/848,636 (the “‘636 Application”). The patent interference identified claims 1-9 in the ‘865 Patent as interfering with claims 38, 43 and 46-50 of the ‘636 Application. The ‘865 Patent discloses methods of treating inner or middle ear diseases with intratympanic injections of poloxamer-based compositions. The claims of the ‘865 Patent are directed to the use of fluoroquinolone antibiotics in poloxamer 407 compositions under certain specifications. On January 26, 2017, the USPTO issued a decision on the interference granting Auris benefit of priority. As a result of the decision, judgment was entered against Otonomy and all claims in the ‘636 Application were refused. In addition, claims 1-8 of the ‘865 Patent were cancelled as the result of the USPTO’s determination that the written description of the specification lacked full scope support for treating middle or inner ear disease with fluoroquinolone. However, claim 9, which is directed to a method of treating viral and bacterial infections with intratympanic injection of a fluoroquinolone antibiotic in a poloxamer 407 composition under certain specifications, was affirmed. On March 27, 2017, Otonomy submitted a notice of appeal to the United States Court of Appeals for the Federal Circuit. To preserve its rights, Auris filed a notice of cross-appeal on April 5, 2017. Otonomy subsequently filed its opening brief on July 20, 2017, and Auris filed its principal and response brief on October 27, 2017. On January 5, 2018, Otonomy filed its opposition and reply brief. Auris filed its reply brief on February 2, 2018.

Equity Offering

As of March 12, 2018, we had issued an aggregate of 300,000 common shares to LPC pursuant to the Commitment Purchase Agreement.

On January 30, 2018, we completed a public offering of 12,499,999 common shares with a nominal value of CHF 0.40 each and concurrent offering of 7,499,999 warrants, each warrant entitling its holder to purchase one common share. The net proceeds to the Company from the offering were approximately $4.9 million, after deducting placement agent fees and other estimated offering expenses payable by the Company. As of March 13, 2018, following the consummation of the Merger, the outstanding warrants issued in the January 2018 offering were exercisable for up to 749,999.9 common shares at an exercise price of  $5.00 per common share.

Merger

On March 13, 2018, the Company merged into Auris NewCo AG, a newly incorporated, wholly-owned Swiss subsidiary following shareholder approval at an extraordinary general meeting of shareholders held on March 12, 2018. Following the Merger, Auris NewCo, the surviving company, had a share capital of CHF 122,347.76, divided into 6,117,388 common shares with a nominal value of CHF 0.02 each. Pursuant to the Merger, shareholders received one common share with a nominal value of CHF 0.02 of Auris NewCo for every 10 of the Company’s common shares held prior to the Merger, effectively resulting in a “reverse stock split” at a ratio of 10-for-1. Auris NewCo changed its name to “Auris Medical Holding AG” following consummation of the Merger. On March 14, 2018 the common shares of Auris NewCo began trading on the Nasdaq Capital Market under the trading symbol “EARS.”

Related Party Transaction

On February 9, 2018, Thomas Meyer, our Chief Executive Officer, entered into a shares transfer agreement with the Company to facilitate the rounding up of fractional shares resulting from the exchange ratio used in the Merger. Pursuant to the terms of the share transfer agreement, Mr. Meyer committed to transfer, at no consideration, a common share to any shareholder entitled to a fraction of a common share as part of the Merger. Pursuant to the share transfer agreement, the Company nor the Mr. Meyer received any compensation for this arrangement. Any expenses incurred by Mr. Meyer in connection with the transfers under such agreement were borne by the Company.

TACTT3 Data read-out

On March 13, 2018, the Company announced that preliminary top-line data from the TACTT3 trial indicated that the study did not meet its primary efficacy endpoint of a statistically significant improvement in the Tinnitus Functional Score from baseline to Day 84 in the active treated group compared to placebo either in the overall population or in the otitis media subpopulation. The Company is currently investigating the outcomes, including those in TACTT2, the previously conducted sister trial. Following this analysis, the Company will assess if the intangible asset recorded in our financial statements for a total amount of CHF 157,520 related to the acquisition of the technical file will need to be impaired or not.